EXHIBIT 21.0
Updated to
December 31, 2007
SUBSIDIARIES
Cooper has no parent. The subsidiaries of Cooper are listed in groupings that indicate the nature and management of the operations of each. Unless noted herein, all subsidiaries are wholly owned by Cooper or one of its subsidiaries.

Place of
Name	Incorporation

A. GENERAL CORPORATE ADMINISTRATION

CBE Services, Inc.	Delaware, U.S.
CI Finance, Inc.	Delaware, U.S.
Cooper (China) Co., Ltd.	China
Cooper Bermuda Investments Ltd.	Bermuda
Cooper Bussmann Finance, Inc.	Delaware, U.S.
Cooper Electronic Technologies (Shanghai) Co., Ltd.	China
Cooper Finance (Bermuda) Ltd.	Bermuda
Cooper Finance (Canada) L.P.	Alberta
Cooper Finance Group, Ltd.	Bermuda
Cooper Finance Group, S a.r.l.	Luxembourg
Cooper Finance USA, Inc.	Delaware, U.S.
Cooper Global LLC	Delaware, U.S.
Cooper Holdings Ltd.	Bermuda
Cooper Hungary Group Financing Limited Liability Company	Hungary
Cooper India Private Limited	India
Cooper Industries Finanzierungs-GbR	Germany
Cooper Industries Foundation	Ohio, U.S.
Cooper Industries FZE	Sharjah, UAE
Cooper Industries International, LLC	Delaware, U.S.
Cooper Industries Mexico, S. de R.L. de C.V.	Mexico
Cooper Industries, Inc.	Delaware, U.S.
Cooper International Finance, Inc.	Delaware, U.S.
Cooper Investment Group. S a.r.l.	Luxembourg
Cooper Investment Group, Ltd.	Bermuda
Cooper Luxembourg Finance S à.r.l.	Luxembourg
Cooper Offshore Holdings Ltd.	Bermuda
Cooper Pensions Limited	United Kingdom
Cooper Power Systems Finance, Inc.	Delaware, U.S.
Cooper Power Tools Finance, Inc.	Delaware, U.S.
Cooper Securities, Inc.	Texas, U.S.
Cooper Thailand, LLC	Delaware, US
Cooper US, Inc.	Delaware, U.S

Place of
Name	Incorporation

B. ELECTRICAL PRODUCTS

Alpha Lighting, Inc.	Delaware, U.S.
Arrow-Hart, S.A. de C.V.	Mexico
Broomco (1644) Limited	United Kingdom
Bussmann do Brasil Ltda.	Brazil
Bussmann International, Inc.	Delaware, U.S.
Bussmann, S. de R.L. de C.V.	Mexico
BZ Holdings Inc.	Delaware, U.S.
Cannon Technologies, Inc.	Minnesota
Capri Codec S.A.S.	France
CEAG Notlichtsysteme GmbH	Germany
Componentes de Iluminacion, S. de R.L. de C.V.	Mexico
Cooper (UK) Group Limited	United Kingdom
Cooper B-Line Limited	United Kingdom
Cooper B-Line, Inc.	Delaware, U.S.
Cooper Business Enterprise (Shanghai) Co., Ltd.	China
Cooper Bussmann, (U.K.) Limited	United Kingdom
Cooper Bussmann India Private Limited	India
Cooper Bussmann, Inc.	Delaware, U.S.
Cooper Controls (U.K.) Limited	United Kingdom
Cooper Controls Limited	United Kingdom
Cooper Crouse-Hinds (UK) Ltd.	United Kingdom
Cooper Crouse-Hinds AS	Norway
Cooper Crouse-Hinds B.V.	Netherlands
Cooper Crouse-Hinds GmbH	Germany
Cooper Crouse-Hinds (LLC) (49% owned by
Cooper Industries International, LLC)	Dubai, U.A.E.
Cooper Crouse-Hinds Pte. Ltd.	Singapore
Cooper Crouse-Hinds Korea Ltd.	Korea
Cooper Crouse-Hinds, LLC	Delaware, U.S.
Cooper Crouse-Hinds, S.A.	Spain
Cooper Crouse-Hinds, S.A. de C.V.	Mexico
Cooper Csa Srl	Italy
Cooper Electric (Shanghai) Co., Ltd.	China
Cooper Electrical Australia Pty. Limited	Australia
Cooper Electrical International, Inc.	Delaware, U.S.
Cooper Enterprises LLC	Delaware, U.S.
Cooper Industries (Electrical) Inc.	Ontario, Canada
Cooper Industries (U.K.) Limited	United Kingdom
Cooper Industries Holdings GmbH	Germany
Cooper Industries Middle East, LLC	Delaware, U.S.
Cooper Industries Poland, LLC	Poland
Cooper Industries Russia LLC	Russia
Cooper Industries South Africa, LLC	Delaware
Cooper Industries Vietnam, LLC	Delaware
Cooper Lighting and Security Limited	United Kingdom
Cooper Lighting de Mexico, S. de R.L. de C.V.	Mexico
Cooper Lighting, Inc.	Delaware, U.S.

Place of
Name	Incorporation

B. ELECTRICAL PRODUCTS (cont’d)

Cooper Menvier B.V.	Netherlands
Cooper Menvier France SARL	France
Cooper Menvier S.A.S.	France
Cooper Mexico Distribucion, S. de R.L. de C.V.	Mexico
Cooper Nature (Ningbo) Electric Co., Ltd. (60% owned by Cooper (China) Co. Ltd.))	China, Peoples Republic
Cooper Pretronica Lda.	Portugal
Cooper Power Systems do Brasil Ltda.	Brazil
Cooper Power Systems Transportation Company	Wisconsin, U.S.
Cooper Power Systems, Inc.	Delaware, U.S.
Cooper Security Limited	United Kingdom
Cooper Shanghai Power Capacitor, Co. Ltd. (65% owned by Cooper (China) Co., Ltd.)	China
Cooper Technologies Company	Delaware, U.S.
Cooper Wheelock, Inc.	New Jersey
Cooper Wiring Devices de Mexico, S.A. de C.V.	Mexico
Cooper Wiring Devices Manufacturing, S. de R.L. de C.V.	Mexico
Cooper Wiring Devices, Inc.	New York, U.S.
Cooper Xi’an Fusegear Ltd.	China
Crompton Lighting Holdings Limited	United Kingdom
Crompton Lighting International Limited	United Kingdom
Crompton Lighting Investments Limited	United Kingdom
CTIP Inc.	Delaware, U.S.
Digital Lighting Co., Limited (98% owned by Digital Lighting Holdings Limited and 2% owned by Alpha Lighting, Inc.)	Hong Kong
Digital Lighting Holdings Limited (50% owned by Alpha Lighting, Inc.)	British Virgin Islands
Dongguan Cooper Electronics Co. Ltd.	China
Electromanufacturas, S.A. de C.V.	Mexico
Fulleon Limited	United Kingdom
G&H Technology, Inc.	Delaware
GS Metals Corp.	Delaware
Iluminacion Cooper de las Californias S. de R.L. de C.V.	Mexico
Industrias Royer, S.A. de C.V.	Mexico
McGraw-Edison Development Corporation	Delaware, U.S.
MadahCom, Inc.	Delaware
MEDC Limited	United Kingdom
Menvier Group Limited	United Kingdom
Menvier Overseas Holdings Limited	United Kingdom
Omnex Control Systems, ULC	Alberta, Canada
PCV Incorporated	Delaware, U.S.
PDS Edison Power Systems Co., Ltd.	China
RL Manufacturing Sdn. Bhd.	Malaysia
RLS Incorporated	Delaware, U.S.
Roam Secure, Inc.	Delaware
RTE Far East Corporation	Taiwan
Save Fusetech Inc.	Korea
Scantronic Benelux B.V.	Netherlands

Place of
Name	Incorporation

B. ELECTRICAL PRODUCTS (cont’d)

Scantronic Holdings Limited	United Kingdom
Scantronic International Limited	United Kingdom
Silver Light International Limited	British Virgin Islands
Silver Victory Hong Kong Limited	Hong Kong
Sirius Industries, Inc.	Delaware
Sure Power, Inc.	Oregon
Thomas A. Edison Research & Development Center (Shanghai) Co., Ltd.	China
Univel EPE	Greece
WPI-Boston Division, Inc.	Massachusetts
Viking Electronics, Inc.	Delaware

Place of
Name	Incorporation

C. TOOLS & HARDWARE

Airetool and Yost Superior Realty, Inc. (50% owned by Cooper Power Tools, Inc.)	Ohio, U.S.
Collins Associates Ltd.	British Virgin Islands
Cooper (Great Britain) Ltd.	United Kingdom
Cooper Brands, Inc.	Delaware, U.S.
Cooper Industries (Canada) Company	Nova Scotia, Canada
Cooper Industries (Canada) Inc.	Ontario Canada
Cooper Industries Australia Pty Limited	Australia
Cooper Industries France SARL	France
Cooper Industries GmbH	Germany
Cooper Industries, LLC	Delaware, U.S.
Cooper Italia S.r.l.	Italy
Cooper Power Tools GmbH & Co. OHG	Germany
Cooper Power Tools GmbH Beteiligungen	Germany
Cooper Power Tools, S.A.S.	France
Cooper Tools B.V.	Netherlands
Cooper Tools de Mexico, S. de R.L. de C.V.	Mexico
Cooper Tools GmbH	Germany
Cooper Tools Hungaria Kft.	Hungary
Cooper Tools Industrial Ltda.	Brazil
Cooper Tools International, LLC	Delaware, U.S.
Cooper Tools Manufacturing, S. de R.L. de C.V.	Mexico
Cooper Tools Pty. Limited	Australia
Cooper Tools S.A.S.	France
Cooper Tools, Inc.	Delaware, U.S.
Deutsche Gardner-Denver Beteiligungs-GmbH	Germany
Empresa Andina de Herramientas, S.A.	Colombia
Erem S.A.	Switzerland
Lufkin Europa B.V.	Netherlands
Metronix Messgerate und Elektronik GmbH	Germany
Societe Civile Immobiliere PRECA	France
Societe Civile Immobiliere R.M.	France
The Cooper Group, Inc.	Delaware, U.S.

Place of
Name	Incorporation

D. INACTIVE SUBSIDIARIES

B & S Fuses Limited	United Kingdom
Blessing International B.V.	Netherlands
Brownly-Consultadoria e Projectos Lda	Madeira Free Zone
Clarity Lighting Limited	United Kingdom
Cooper Industries Finance B.V.	Netherlands
Cooper Industries Foreign Sales Company, Limited	Barbados
Cooper Power Tools B.V.	Netherlands
Cortek Internacional, S.A.	Costa Rica
Crouse-Hinds de Venezuela, C.A.	Venezuela
DFL Fusegear Limited	United Kingdom
Dimmers Direct Limited	United Kingdom
Dynalite International Limited	United Kingdom
Dynalite Limited	United Kingdom
Eagle Electric MFG. Co. Mexico, S.A. de C.V.	Mexico
Firecom Limited	United Kingdom
Fittings Images Technology Limited	United Kingdom
Fotadvise (M.E.W.) Limited	United Kingdom
Gardner-Denver (Aust.) Pty. Limited	Australia
Gardner-Denver International, C.A.	Venezuela
Hi-Tech Enclosures Limited	United Kingdom
Homelink Telecom Limited	United Kingdom
iControl Limited	United Kingdom
iLight Group Limited	United Kingdom
iLight Limited	United Kingdom
Intelligent Lighting, Ltd.	United Kingdom
JSB Electrical Limited	United Kingdom
Kestron Units Limited	United Kingdom
LED Storm Limited	United Kingdom
Light Processor Limited	United Kingdom
Light Sound Image Systems Limited	United Kingdom
Lightfactor Contracts Limited	United Kingdom
Lightfactor Sales Limited	United Kingdom
Lightomation Limited	United Kingdom
Manufacturing Electrical Design Consultants Limited	United Kingdom
Marata Group Limited	United Kingdom
Menvier Limited	United Kingdom
Menvier Security Limited	United Kingdom
Mercury Switch Manufacturing Company Limited	United Kingdom
MSG Leasing Limited	United Kingdom
Nelco Systems Limited	United Kingdom
Next Loudspeakers Limited	United Kingdom
Next Two (International) Limited	United Kingdom
Next Two Limited	United Kingdom
Polaron Communications Limited	United Kingdom
Polaron Components Limited	United Kingdom
Polaron Controls Limited	United Kingdom
Polaron Cortina Limited	United Kingdom
Polaron Engineering Limited	United Kingdom

Place of
Name	Incorporation

D. INACTIVE SUBSIDIARIES (Cont.)

Polaron Entropics Limited	United Kingdom
Polaron Manufacturing Limited	United Kingdom
Polaron Schaevitz Limited	United Kingdom
Regalsafe Limited	United Kingdom
Regent Far East Limited	Hong Kong
Rossula Limited	United Kingdom
Scantronic Limited	United Kingdom
Si-Tronic Srl (49% owned by Scantronic International Limited)	Italy
Transmould Limited	Ireland
Zeck Audio U.K. Limited	United Kingdom
Zero 88 Lighting Limited	United Kingdom